SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) May 26, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                        0-16014                    23-2417713
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830



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Item 5.  Other Events.

In a press release dated May 26, 1999, Adelphia Communications Corp. announced it has agreed to swap certain cable systems with Comcast Corporation and Jones Intercable, Inc. That press release is filed under Item 7 to this Form 8-K as
Exhibit 99.01.




Item 7.  Financial Statements and Exhibits.

Exhibit No.                 Description


99.01                       Press release dated May 26, 1999 (Filed herewith)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADELPHIA COMMUNICATIONS CORPORATION


Date: May 26, 1999                    By:   /s/ Timothy J. Rigas
                                      --------------------------
                                         Timothy J. Rigas
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer

                                  Exhibit Index

Exhibit No.                 Description


99.01                       Press release dated May 26, 1999 (Filed herewith)